EXHIBIT 10.18

                                 FIRST AMENDMENT
                         TO LOAN AND SECURITY AGREEMENT

         This FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT (this "Amendment") effective as of the 22nd day of September, 2003, by and among WELLS FARGO FOOTHILL, INC., a California corporation ("Lender"), THE OLD EVANGELINE DOWNS, L.L.C., a Louisiana limited liability company ("Parent"), THE OLD EVANGELINE DOWNS CAPITAL CORP., a Delaware corporation ("OED Capital"; Parent and OED Capital are referred to hereinafter each individually, as a "Borrower," and individually and collectively, jointly and severally, as "Borrowers").

                              W I T N E S S E T H:

         WHEREAS, Borrowers and Lender are parties to that certain Loan and Security Agreement dated as of June 24, 2003 (as amended, restated, supplemented or otherwise modified from time to time, the "Loan Agreement");

         WHEREAS, Borrowers have requested that certain terms and conditions of the Loan Agreement be amended and Lender has agreed to the requested amendments on the terms and conditions set forth herein;

         NOW THEREFORE, in consideration of the foregoing premises and other good and valuable consideration paid by each party to the other, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree that all capitalized terms not otherwise defined herein shall have the meanings ascribed to such terms in the Loan Agreement and further agree as follows:

         1.  AMENDMENTS TO SECTION 1.

         (a) Section 1.1 of the Loan Agreement, Definitions, is hereby modified and amended by inserting in alphabetical order therein the following new definitions:

         ""FF&E Loan Agreement" means that certain Loan and Security Agreement, dated as of September 22, 2003, by and among Borrowers, the lenders identified on the signature pages thereof, and Wells Fargo Foothill, Inc., as the arranger and administrative agent for the lenders party thereto, as amended, restated, supplemented or otherwise modified from time to time."

         ""Syndication Date" means the date of the effectiveness of one or more assignments by Lender pursuant to Section 14.1 hereof or Section 14.1 of the FF&E Loan Agreement of any ratable part of the Obligations (hereunder or as defined in the FF&E Loan Agreement) in an aggregate amount of not less than $10,000,000; provided, however, that for purposes of determining the Syndication Date, not more than $5,000,000 of such assignments of the Obligations hereunder shall be credited
         toward  the   minimum   $10,000,000   aggregate   amount  of  all  such
         assignments."
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         (b) Section 1.1 of the Loan Agreement,  Definitions, is hereby modified and amended by deleting therefrom the definitions of "Maximum Revolver Amount", "Miscellaneous Indebtedness" and "Permitted Gaming Equipment Purchase Money Indebtedness" and subsections (h) and (m) from the definition of "Permitted Lien", in each case in their entirety, and inserting in lieu thereof, respectively, the following:

         ""Maximum Revolver Amount" means at any time (such time, the "Time of Determination") (a) prior to the Phase I Completion Date, $6,520,000,
         (b) from and after the Phase I Completion Date but prior to the Second Anniversary Date, (i) prior to the Syndication Date, $9,000,000 and
         (ii) from and after the Syndication Date, $15,000,000 and (c) from and after the Second Anniversary Date, the greater of (i) (A) prior to the Syndication Date, $9,000,000 and (B) from and after the Syndication Date, $10,000,000, or (ii) the aggregate principal amount of all Advances and Letter of Credit Usage outstanding hereunder on the Second Anniversary Date less any repayments, refinancings or retirings of such borrowings made on or after the Second Anniversary Date through the Time of Determination."

         ""Miscellaneous Indebtedness" means Indebtedness (other than the Obligations, Permitted Gaming Equipment Purchase Money Indebtedness and Obligations (as defined in the FF&E Loan Agreement) under the FF&E Loan Agreement, but including Capitalized Lease Obligations), in an aggregate amount outstanding at any one time not in excess of $7,500,000."

         ""Permitted Gaming Equipment Purchase Money Indebtedness" means Purchase Money Indebtedness incurred from time to time to acquire Gaming Equipment in the ordinary course of business in an aggregate amount outstanding at any time not in excess of the sum of (a) $9,000,000 plus (b) the aggregate principal amount of the Advances (as defined in the FF&E Loan Agreement) which have been repaid."

         "(h) Liens securing Miscellaneous Indebtedness; provided that such Liens attach solely to the property which is financed by such Miscellaneous Indebtedness;

         (m)  Liens  securing  (i)  Obligations  (as  defined  in the FF&E  Loan
         Agreement) under the FF&E Loan Agreement and (ii) Permitted Gaming Equipment Purchase Money Indebtedness so long as such Lien attaches only to the asset purchased or acquired and the proceeds thereof; and"

         2. AMENDMENT TO SECTION 2. Section 2.12(a)(ii) of the Loan Agreement, Letters of Credit, is hereby modified and amended by deleting such subsection in its entirety and inserting in lieu thereof the following:

         "(ii) the Letter of Credit Usage would exceed $5,200,000, or"


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         3.  AMENDMENTS TO SECTION 7.

         (a) Section 7.1(c) of the Loan Agreement, Indebtedness, is hereby modified and amended by deleting such subsection in its entirety and inserting in lieu thereof the following:

         "(c) (i)  Indebtedness  under the FF&E Loan  Agreement and related loan
         documents,   and  (ii)  Permitted  Gaming   Equipment   Purchase  Money
         Indebtedness;"

         (b) Section 7.8(a) of the Loan Agreement, Prepayments and Amendments, is hereby modified and amended by deleting such subsection in its entirety and inserting in lieu thereof the following:

         "(a) Except in connection with a refinancing permitted by Section 7.1(f), prepay, redeem, defease, purchase, or otherwise acquire any Indebtedness of any Borrower, other than the Obligations, Miscellaneous Indebtedness or Obligations (as defined in the FF&E Loan Agreement) under the FF&E Loan Agreement in accordance with this Agreement, and"

         4. AMENDMENT TO SECTION 8. Section 8.12 of the Loan Agreement, Events of Default, is hereby modified and amended by deleting therefrom such section in its entirety and inserting in lieu thereof the following:

         "8.12 If an "Event of Default" occurs under, and as defined in, the FF&E Loan Agreement and such "Event of Default" is not waived in accordance with the terms of the FF&E Loan Agreement."

         5. NO OTHER AMENDMENTS. Except as otherwise expressed herein, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of Lender under the Loan Agreement or any of the other Loan Documents, nor constitute a waiver of any provision of the Loan Agreement or any of the other Loan Documents. Except for the amendment set forth above, the text of the Loan Agreement and all other Loan Documents shall remain unchanged and in full force and effect and each Borrower hereby ratifies and confirms its obligations thereunder. This Amendment shall not constitute a modification of the Loan Agreement or a course of dealing with Lender at variance with the Loan Agreement such as to require further notice by Lender to require strict compliance with the terms of the Loan Agreement and the other Loan Documents in the future, except as expressly set forth herein. Each Borrower acknowledges and expressly agrees that Lender reserves the right to, and does in fact, require strict compliance with all terms and provisions of the Loan Agreement and the other Loan Documents. No Borrower has any knowledge of any challenge to Lender's claims arising under the Loan Documents or the effectiveness of the Loan Documents.

         6. Conditions Precedent to Effectiveness. This Amendment shall be effective as of the date first written above (the "Effective Date") upon Lender's receipt of (a) a counterpart hereof duly executed by each Borrower and by Lender and (b) evidence that all conditions precedent to the effectiveness of the FF&E Loan Agreement have been satisfied.


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         7.   REPRESENTATIONS   AND  WARRANTIES  OF  BORROWERS.   Each  Borrower
represents and warrants as follows:

                  (a)  such   Borrower  is  a  limited   liability   company  or
         corporation, as the case may be, organized, validly existing and in good standing under the laws of its state of formation or incorporation;

                  (b) The execution, delivery and performance by such Borrower of this Amendment are within such Borrower's company powers, have been duly authorized by all necessary company action and do not contravene
         (i) such Borrower's articles or certificate of formation, or (ii) any law or contractual restriction binding on or affecting such Borrower;

                  (c) No authorization, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the due execution, delivery and performance by such Borrower of this Amendment or any of the Loan Documents, as amended hereby, to which such Borrower is or will be a party;

                  (d) This Amendment and each of the other Loan Documents to which such Borrower is a party, constitute legal, valid and binding obligations of such Borrower, enforceable against such Borrower in accordance with their respective terms; and

                  (e) No Default or Event of Default is existing.

         8. COUNTERPARTS. This Amendment may be executed in multiple counterparts, each of which shall be deemed to be an original and all of which, taken together, shall constitute one and the same agreement. In proving this Amendment in any judicial proceedings, it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom such enforcement is sought. Any signatures delivered by a party by facsimile transmission shall be deemed an original signature hereto.

         9. REFERENCE TO AND EFFECT ON THE LOAN DOCUMENTS. Upon the effectiveness of this Amendment, on and after the date hereof each reference in the Loan Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Loan Agreement, and each reference in the other Loan Documents to "the Loan Agreement" "thereunder", "thereof" or words of like import referring to the Loan Agreement, shall mean and be a reference to the Loan Agreement as amended hereby.

         10. COSTS, EXPENSES AND TAXES. Each Borrower agrees to pay on demand all reasonable costs and expenses in connection with the preparation, execution, and delivery of this Amendment and the other instruments and documents to be delivered hereunder, including, without limitation, the fees and expenses of counsel for Lender with respect thereto.

         11. GOVERNING LAW. This Amendment shall be deemed to be made pursuant to the laws of the State of New York, without regard to the conflict of laws principles thereof other than Section 5-1401 and Section 5-1402 of the New York General Obligations Law.


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         12. LOAN DOCUMENT. This Amendment shall be deemed to be a Loan Document for all purposes.

               [THE REMAINDER OF THE PAGE IS INTENTIONALLY BLANK.]





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         IN WITNESS WHEREOF,  the parties hereto have executed this Amendment or caused it to be executed under seal by their duly authorized officers, as of the day and year first written above.

                                   BORROWERS:

                                   THE OLD-EVANGELINE DOWNS, L.L.C.


                                   By:  /S/ NATALIE SCHRAMM
                                      ------------------------------------
                                      Its: Chief Financial Officer



                                   THE OLD EVANGELINE DOWNS CAPITAL
                                   CORP., a Delaware corporation


                                   By:  /S/ NATALIE SCHRAMM
                                      ------------------------------------
                                      Its: Chief Financial Officer



                                   LENDER:

                                   WELLS FARGO FOOTHILL, INC.


                                   By:  /S/ RHONDA NOELL
                                      ------------------------------------
                                      Its: S.V.P.